                                                                      Exhibit 10.13

*PORTIONS OF THIS RAILCAR SUBLEASE AGREEMENT HAVE BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.
                                                                  Execution Copy

                           RAILCAR SUBLEASE AGREEMENT

     This  Railcar  Sublease   Agreement,   dated  as  of  June  25,  2007  (the
"Sublease"),  is made by and  between  Bunge  North  America,  Inc.,  a New York corporation  ("Sublessor")  and Southwest  Iowa Renewable  Energy,  LLC, an Iowa
limited liability company ("Sublessee").

     WHEREAS,  Sublessee  has  requested  that  Sublessor  provide  railcars for
Sublessee to use in connection with its intended ethanol operations; and

     WHEREAS, to induce Sublessor to provide such railcars, Sublessee's Board of
Directors  committed to Sublessor on  September  13, 2006 that  Sublessee  would lease 320 tank cars and 300 grain hopper cars from Sublessor; and

     WHEREAS,  in reliance upon such  commitment,  Sublessor is  contracting  to lease railcars from a railcar lessor (the "Master  Lessor") under the terms of a
Lease Agreement with the Master Lessor (the "Master Lease"); and

     WHEREAS,  the  parties  desire to set forth  all of the  terms  upon  which
Sublessee will sublease railcars from Sublessor.

     NOW, THEREFORE, the parties agree as follows:

     1. Sublease  Agreement;  Reliance.  Subject to the terms and  conditions of this Sublease,  Sublessor shall furnish and sublease to Sublessee, and Sublessee shall accept and  sublease  from  Sublessor,  the  railcars  (each,  a "Car" and collectively, the "Cars") set forth on Riders 1 and 2 attached hereto. Sublessee acknowledges  and agrees that  Sublessor  is entering  into the Master  Lease in reliance upon Sublessee's obligations under this Sublease.

     2.  Delivery.  Except as provided  otherwise  in this  Sublease,  Sublessor agrees to deliver each Car to Sublessee, freight charges collect, to Sublessee's facility in Council Bluffs,  Iowa, and Sublessee agrees to accept such delivery.
The obligations of Sublessor to deliver the Cars shall be excused, and Sublessor shall not be liable,  for any causes beyond the reasonable  control of Sublessor
(including,  but not  limited to,  delays  caused by fire,  labor  difficulties, delays  of  carriers  and  materials  suppliers,  governmental  authority,  late delivery by the  manufacturer of the Cars or late delivery by the Master Lessor)
and, in the event of a delay in such delivery,  Sublessor shall deliver the Cars to Sublessee as soon as reasonably possible thereafter.

     3. Condition of Cars - Acceptance.

          (a) All cars delivered under this Sublease shall be in compliance with
all  applicable  laws  and  industry  and  government   regulations  and  rules,
including,  without  limitation,  the Association of American Railroad Rules for the  Interchange  of Freight Cars (the  "Interchange  Rules"),  in  satisfactory condition for movement in the normal interchange of rail traffic,  empty, clean, and free of residue;  but Sublessee shall be solely  responsible for determining that cars are in proper  condition  for loading and  shipment,  except for those responsibilities which, under applicable

law and regulations, have been assumed by the railroads. Sublessee shall inspect cars promptly  after they are  delivered  and shall notify  Sublessor in writing within three  business days after  delivery of its rejection of any car, and the specific  reasons for such rejection.  Failure by Sublessee to inspect such cars within three business days after delivery,  and/or the successful loading of any such car by Sublessee,  shall constitute  acceptance of such car or cars, as the case may be, by Sublessee.  At Sublessor's  request,  Sublessee shall deliver to
Sublessor an executed  Certificate  of  Acceptance in the form of Exhibit A with respect to all Cars accepted by Sublessee.

          (b) If Sublessee  rejects any car,  Sublessor  shall have the right to have the rejected car inspected by an inspector acceptable to both Sublessor and
Sublessee.  The cost of such  inspection  will be paid by Sublessor if the cause for rejection is affirmed by the inspector, otherwise such cost will be borne by
Sublessee. Sublessee shall be deemed to have accepted any such car for which the inspector  determines that good cause for rejection did not exist.  The decision of the inspector shall be final and binding upon the parties.

          (c) If  Sublessee  properly  rejects  any  car,  Sublessor  shall  use commercially  reasonable  efforts to cause Master Lessor to promptly repair such car to the  standards  set forth in this  Section 3 or promptly  replace the car with  another  railcar  reasonably  acceptable  to  Sublessee  which  meets such standards.  In either event, Sublessor shall use commercially reasonable efforts to cause Master  Lessor to deliver to Sublessee the repaired or replaced car and
Sublessee  shall have the right to accept or reject such car as provided in this
Article 3.

          (d)  Sublessee's  acceptance,   however  effected,   shall  be  deemed
effective as of the acceptance  date and the monthly  rentals as hereinafter set forth shall accrue from the acceptance date. Such acceptance shall presumptively establish that such Cars conform to the  applicable  standards set forth in this
Sublease and the Interchange Rules.

     4.  Rentals.  Sublessee  agrees to pay to Sublessor for the use of each Car the monthly rental set forth in the  applicable  Rider from the date such car is accepted by Sublessee  until such car is returned to Sublessor,  as  hereinafter provided  in  Section  18. The rental  shall be payable in U.S.  Dollars  and in advance on or before the first day of each calendar  month  (provided,  that the rental for each car for the month in which it is accepted  shall be prorated for the number of days, including the day of acceptance,  remaining in such month at a daily  rate  based  upon a 365 day year and shall be  payable on or before the first day of the next succeeding  month) to Sublessor at 11720 Borman Drive, St.
Louis,  MO 63146,  or at such other  address as Sublessor may specify by written notice to Sublessee.  Except as set forth in this Sublease, rental shall be paid without deduction, set-off or counterclaim.

     5. Mileage Allowance. Under the Master Lease, Master Lessor is obligated to use commercially  reasonable  efforts to collect all mileage earned by the Cars, and,  subject to all rules of the  tariffs  of the  railroads,  Sublessor  shall credit to  Sublessee's  rental  account such mileage as and when  received  from
Master Lessor during the term of this Sublease.

     6. Term. This Sublease shall be effective as dated and will expire upon the completion of the leasing  arrangement  shown on the attached Riders of the last
Car or Cars  covered  thereunder.  The Sublease  term,  with respect to all Cars covered by a particular Rider, shall commence on the average date of delivery of the Cars covered by such Rider;  and shall terminate as specified in such Rider, unless sooner terminated in accordance with provisions of this Sublease.

     7. Use and  Possession.  Subject to the  obligations of Sublessor under the
Master Lease,  throughout the  continuance of this Sublease so long as Sublessee is not in default under this Sublease, Sublessee shall be entitled to possession of each Car from the date the  Sublease  becomes  effective  as to such Car; and
shall use such Car only in the manner for which it was  designed  and  intended, and so as to subject it only to ordinary wear and tear; provided,  however, that
Sublessee  agrees  that the Cars shall at all times be used:  (a) in  conformity with all Interchange  Rules; and (b) in compliance with the terms and conditions of this  Sublease.  In the event  any Car is used by  Sublessee  outside  of the continental  United States,  for any reason  whatsoever,  Sublessee shall assume full  responsibility  (and  reimburse  Sublessor  and/or Master  Lessor) for all costs,  taxes  (other  than taxes on the income of  Sublessor),  duties or other charges incidental to such use, including costs incurred in returning the car to the continental  United States.  Sublessor shall promptly furnish Sublessee with copies of all receipts,  invoices or other requests for payment that it receives with respect to such costs, taxes, duties or other charges

     8. Empty Mileage  Indemnification.  Sublessee  will use its best efforts to use the Cars such that their total mileage under load will equal or exceed their mileage  empty on each  railroad  over  which the Cars  move.  Should  the empty mileage exceed the loaded mileage such that Sublessor is obligated to pay Master
Lessor for such excess at the rate and at the time  established by the tariff of the  railroad on which such excess of empty miles has  accrued,  then  Sublessee shall  reimburse  100% of such  amount to  Sublessor.  For the  purpose  of this
Section 8, the railroad mileage reports received by Master Lessor shall be prima facie evidence of the facts reported therein.

     9. Additional Charges by Railroads.  Sublessee agrees to use the Cars, upon each railroad over which Cars shall move, in accordance with the then prevailing tariffs  to  which  each  railroad  shall be a party;  and if the  operation  or movements  of any of the Cars during the term hereof shall result in any charges being  made  against  Master  Lessor  and/or  Sublessor  by any  such  railroad,
Sublessee  shall pay to Sublessor  the amount of such charges  within the period prescribed by and at the rate and under the  conditions  of the then  prevailing tariffs.  Sublessee agrees to indemnify Master Lessor and Sublessor  against any such charges.  Sublessee  shall be liable for any  switching,  demurrage,  track storage,  detention or special  handling  charges  imposed on any Car during the term hereof, except (i) charges incurred while the car is en route to a shop for maintenance  or  repairs  that are  Master  Lessor's  responsibility  under this
Sublease or (ii) charges  incurred as a result of  Sublessor or Master  Lessor's failure to perform its obligations under this Sublease.

     10.  Sublessee's  Right  To  Transfer  or  Sublease.  Sublessee  shall  not transfer,  sublease or assign any Car or any of its  interests  and  obligations pursuant to this Sublease without  Sublessor's  prior written  consent,  and any attempted  transfer,  sublease or assignment  without such consent shall be void and  ineffective  against  Sublessor  and Master  Lessor.  No  transfer, sublease or assignment of the Sublease,  or of any Car, shall relieve  Sublessee from any of its  obligations  to Sublessor  under this  Sublease.  This Sublease shall be binding upon the parties  hereto and their  respective  successors  and assigns.

     11. Maintenance Responsibility.

          (a) Subject to the other terms of this Sublease,  Sublessor  agrees to use commercially reasonable efforts to cause Master Lessor to maintain the Cars, at its sole cost and  expense,  in good  working  order,  condition  and  repair according to applicable law and regulations,  including, without limitation, the
Interchange  Rules.  Sublessee  agrees to notify  Sublessor  (and at Sublessor's request will also notify Master Lessor),  promptly,  after learning that any Car is  damaged or in need of  repair,  and to forward  such Cars and any other Cars subject to this Sublease to shops as directed by Sublessor  and/or Master Lessor for repairs and/or periodic  maintenance and  inspections.  No repairs to any of the Cars shall be made by Sublessee  without  Sublessor's prior written consent, except that Sublessee  shall,  at its expense,  replace any removable part (dome covers, hatch covers, outlet caps, etc.) if lost or broken.  Running repairs (as specified  in the  Interchange  Rules) may be  performed by railroads or hauling
Carriers  without prior consent.  Replacement or repair of any parts,  equipment and/or  accessories  on any of the Cars shall be with  parts,  equipment  and/or accessories  that are of like kind and of at least equal  quality to those being replaced or repaired, unless otherwise agreed in writing by the parties.

          (b) On tank Cars,  Sublessee will be responsible  for  maintenance and replacement of all movable parts,  including  angle valves and check valves and, if such Cars are so equipped,  thermometer  wells,  gauging  devices,  regulator valves, safety heads and top unloading valves. On hopper Cars, Sublessee will be responsible  for  inspection  and cleaning of the  operating  mechanisms  of the outlets,  hatches,  dome  covers,  and special  fittings on such Cars  Subleased herein, and damage to such outlets,  hatches,  dome covers,  special fittings or the operating mechanisms will be repaired for the account of Sublessee.

          (c)  When a Car is  placed  in a shop for  maintenance  or  repair  as provided in this Sublease,  the rental charges shall cease on date of arrival in the shop,  except in the case  where a Car  arrives  without  advance  notice of defects from Sublessee, in which case rental charges will cease on communication of such defects to Sublessor from Sublessee, and shall be reinstated on the date that  maintenance  and repairs have been completed and the Car is forwarded from the shop or on the date  that the Car is ready to  leave,  awaiting  disposition instructions from Sublessee.  If any Car is derailed and requires  repairs,  the rental  charges  for  such  Car  will  cease  effective  as of the  date  of the derailment  and will resume as of the date the Car is forwarded  from the repair shop.  If any repairs are required as a result of the misuse by or negligence of
Sublessee or its consignee,  agent or sublessee or while on a railroad that does not  subscribe  to, or fails to meet its  responsibility  under the  Interchange
Rules, the rental charges shall continue during the repair period, and Sublessee agrees  to pay  Sublessor  for the  cost of such  repairs.  If any  repairs  are required  while on any  private  siding or track or any  private  or  industrial railroad, the rental charges shall continue during the repair period.

     12. Loss or Destruction.

          (a) If any  of the  Cars  shall  be  completely  destroyed,  or if the physical  condition of any Car shall become such that the Car cannot be operated in railroad  service,  as determined by Sublessor or Master Lessor,  rental will cease as to such Car as of the date on which such event occurred. As directed by
Master Lessor,  Sublessor may cancel this Sublease as to such Car as of the date on  which  such  event  occurred,  or  may  substitute  another  Car  reasonably acceptable  to Sublessee  within a reasonable  period of time.  Sublessee  shall notify  Sublessor of the occurrence of any such event within three business days after learning of such event. In the event of such substitution, the substituted
Car shall be held  pursuant to all the terms and  conditions  of this  Sublease.
Sublessee  agrees  that  if a Car is lost or  destroyed  or is in such  physical condition that it cannot be operated in railroad  service by reason of misuse or negligence  of  Sublessee  or its  consignee,  agent or  sublessee or while on a railroad  that  does  not  subscribe  to the  Interchange  Rules or while on any private  siding or track or any private or industrial  railroad,  Sublessee will pay Sublessor,  in cash, the depreciated value of such Car as determined by Rule
#107 of the  Interchange  Rules within 15 days  following a request by Sublessor for such payment.  Any amount payable by Sublessee to Sublessor pursuant to this
Section 12 shall be reduced by any amounts  received by Sublessor from any third party  responsible  for such loss,  destruction  or damage.  Sublessee  shall be subrogated to the rights of Sublessor  against any person to the extent that the actions or omissions of such person caused  Sublessee to incur  liability  under this  Section 12, and  Sublessor  shall  cooperate  fully with  Sublessee in its pursuit of these  subrogation  rights.  Sublessor and Sublessee  shall cooperate with and assist  each other in any  reasonable  manner  requested,  but  without affecting their respective  obligations  under this Section 12 or Section 22, to establish proper claims against parties responsible for the loss, destruction of or damage to, the Cars. With respect to any Car for which Sublessor has received payment from Sublessee of the depreciated value, Sublessor shall, at Sublessee's request,  use commercially  reasonable efforts to cause Master Lessor to execute and deliver to  Sublessee a bill of sale  transferring  to  Sublessee,  free and clear of all security  interests and other liens,  all of Master Lessor's right, title and  interest in and to such Car, as well as all claims and rights  Master
Lessor may have against any manufacturer, supplier, vendor, repairer, Carrier or dealer of such Car, and any part thereof.

          (b) Sublessee  shall obtain  commercial  general  liability  insurance against  claims  for  bodily  injury,  death or  third  party  property  damage, designating  Sublessor and Master Lessor as additional  insureds with respect to
Sublessee's  operation  and use of the Cars under this  Sublease.  The insurance policy  should be valid for the term of this  Sublease  as defined in Section 6.
Sublessee  shall  be  solely  responsible  for any and all  payments  under  the insurance  policy.  If Sublessee does not comply with its obligations under this
Section 12(b),  Sublessor may obtain insurance for the Cars itself,  at the sole expense and responsibility of Sublessee.  Any payment received by Sublessor from the  insurance  company  shall be  credited  to the  amount  that  Sublessee  is obligated to pay under  Section  12(a),  unless such  insurance  policy has been obtained by  Sublessor or Sublessor  has paid any premium  under such  insurance policy.  In these

last  events,  the  amounts  received  by  Sublessor  shall be first  applied to reimburse Sublessor for any and all payments and costs paid by Sublessor related to such  insurance  policy plus a reasonable  amount of interest.  The remaining amount,  if any,  shall be  applied  to  Sublessee's  obligation  of  payment in accordance with Section 12(a).

     13. Loss of  Commodity.  Sublessor  shall not be liable for any loss of, or damage to, commodities,  or any part thereof,  loaded or shipped in or on any of the Cars however such loss or damage shall be caused or shall result.  Sublessee agrees to assume responsibility for, to indemnify Sublessor against, and to save it harmless from any such loss or damage or claim therefor.

     14. Damage to Car by Commodity. Sublessee shall be liable for damage to any
Car covered by this Sublease,  whether or not due to Sublessee's negligence,  if caused by or as a result of the  commodity  loaded  therein  during the Sublease term.  Sublessee assumes  responsibility  for such damage to any Car,  including without  limitation,  as  applicable,  to the tank,  fittings  or  appurtenances thereto, including the interior lining for tanks so equipped,  ordinary wear and tear  of  interior  linings  excepted.  Sublessee  will  use  the  Cars  for the transportation and handling of commodities which will not injure the Cars.

     15.  Alteration  and  Lettering.  Sublessee  will not in any way  alter the physical  structure of the Cars  without the advance  approval,  in writing,  of
Sublessor.  Except as otherwise  contemplated  herein,  Sublessee shall place no lettering or marking of any kind upon the Cars without Sublessor's prior written consent.

     16.  Linings and  Coatings.  The  application,  maintenance  and removal of interior  protective  linings  and  coatings in Cars so equipped is to be at the expense of Sublessee. Commodity or mechanical damage to such linings or coatings shall be for the account of Sublessee.

     17.  Interior   Preparation  for  Commodities.   Any  cleaning  or  special
preparation  of the  interior of Cars to make them  suitable for the shipment of commodities by or for Sublessee during the term of the Sublease shall be done at
Sublessee's expense unless otherwise agreed.

     18.  Return of Cars - Cleaning.  At the  expiration of the Sublease term as provided in the applicable  Rider,  Sublessee shall, at its expense,  return the
Cars described in that Rider to Sublessor or its designee at a point  designated by Sublessor, empty, clean and free from residue (including, without limitation, sludge,  heel or other  similar  materials)  for use in the type of service  for which the Cars were used  hereunder,  and in the same condition as the Cars were in when  delivered,  except  for:  (i) normal wear and tear and (ii) those items that were Sublessor's and/or Master Lessor's  obligation to maintain and repair.
At the expiration of the Sublease term, should cleaning be required to place the
Car in the condition required  hereunder,  Sublessee shall bear the full cost of cleaning and the rental shall continue until the Car is so cleaned.

     19. Modifications.  If, at any time after Sublessee's  acceptance of a Car, the  Federal  Railroad  Administration  or  any  other  governmental  agency  or non-governmental  organization having

jurisdiction  over the  operation,  safety  or use of such  Car,  requires  that
Sublessor  modify such Car to qualify it for operation in railroad  interchange,
Sublessor and/or Master Lessor shall promptly perform all required modifications and the cost of those  modifications  shall be  reflected  in an increase in the monthly rental rate per Car according to the rental escalation  formula shown on the Rider for that Car. Rental charges will cease on the first day the Car is no longer in  Sublessee's  service and will be  reinstated  on the date the Car has been  modified  and is  forwarded  from  the  shop.  If  Sublessor,  in its sole discretion  (or as  directed  by  Master  Lessor),  elects  to remove a Car from
Sublessee's service rather than make such a modification,  the rent with respect to such Car shall  terminate  upon the date  specified in writing by  Sublessor, provided that such date must be prior to the date such  modification is required to be made.

     20. High Mileage and Weight  Limitation.  Since the rentals and other terms of this  Sublease are based on normal  usage of Cars in non-unit  train or other non-high mileage operations,  Sublessee agrees not to use the Cars in unit train or other  designated  high  mileage  usage  without  prior  written  consent  of
Sublessor. Each Car will be subject to a surcharge shown on the applicable Rider for all  excess  miles.  Sublessee  shall  not  exceed  the  weight  limitations prescribed  for  operation of Cars in  unrestricted  interchange  service as set forth under  Interchange  Rule 91 without  Sublessor's  prior  written  consent.
Sublessee  shall not load any of the Cars in excess of the load limit  stenciled thereon or any load limit prescribed by tariff, circular, or regulation.

     21. Use of Cars on Certain Roads Under AAR Circular OT-5.  Upon the written request  of  Sublessee  (which  request  shall  name  the  railroads  involved),
Sublessor shall use reasonable efforts to work with Master Lessor to obtain from each named  railroad  authority  to place the Cars (other than tanks) in service under the  provisions  of AAR Circular  OT-5 as  promulgated  by the AAR and all supplements  thereto and reissues  thereof (such  authority  hereinafter  called
"consent(s)").  Sublessee  shall  furnish to Sublessor  such  information  as is necessary to apply for and obtain such consents.  Sublessor,  however, shall not be liable for failure to obtain such consents for any reason whatsoever and this
Sublease  shall remain in full force and effect  notwithstanding  any failure of
Sublessor to obtain such consents.

     22. Indemnifications.

          (a) Sublessee shall defend (if such defense is tendered to Sublessee), indemnify and hold  Sublessor  and Master  Lessor  harmless from and against and does  hereby  release  Sublessor  and  Master  Lessor  from all  claims,  suits,
liabilities,   losses,   damages,  costs  and  expenses,   including  reasonable
attorney's fees, in any way arising out of, or resulting from, the storage,  use or operation of the Cars during the term of this Sublease, except to the extent:
(i) the same arises from or is related to the  negligence or willful  misconduct of Master Lessor and/or Sublessor,  or either of their employees or agents, (ii)
a railroad or other third party has assumed full  responsibility  and  satisfies such  responsibility,  (iii) the same arises  from or is related to  Sublessor's failure to perform its  obligations  under this Sublease,  (iv) the same accrues with  respect  to  any  Car  while  such  Car  is in a  repair  shop  undergoing maintenance and repairs, or (v) the same arises from or is related to the use or condition of the Cars prior to being in Sublessee's service under this Sublease.

          (b) Sublessor shall defend (if such defense is tendered to Sublessor), indemnify and hold  Sublessee  harmless from and against and does hereby release
Sublessee  from all  claims,  suits,  liabilities,  losses,  damages,  costs and expenses,  including  reasonable  attorney's fees, in any way arising out of, or resulting  from, the repair and  maintenance of the Cars during the term of this
Sublease,  except to the  extent:  (i) the same arises from or is related to the negligence or willful misconduct of Sublessee,  its employees or agents,  (ii) a railroad or other third party has assumed full responsibility and satisfies such responsibility,  or (iii) the same  arises  from or is  related  to  Sublessee's failure to perform its obligations under this Sublease.

     23. Taxes and Liens.  Sublessee shall not be liable for any Federal,  State or other governmental property taxes assessed or levied against the Cars, except that (i)  Sublessee  shall be liable  for and pay such  taxes when the Cars bear
Sublessee's  reporting  marks and numbers and (ii) Sublessee shall be liable for and shall pay or reimburse Sublessor for the payment of any sales, use, leasing, operation,  excise,  gross  receipts  and other  taxes with  respect to the Cars
(together  with any  penalties,  fines or interest  thereon),  duties,  imposts, taxes,  investment  tax credit  reductions  and similar  charges  arising out of
Sublessee's  use of Cars outside the  continental  United States,  except to the extent levied or assessed on  Sublessor's  income.  Sublessee  acknowledges  and agrees  that by the  execution  of this  Sublease  it does  not  obtain,  and by payments and performance hereunder it does not, and will not, have or obtain any title to the Cars or any property right or interest therein, legal or equitable, except  solely as Sublessee  hereunder  and subject to all of the terms  hereof.
Sublessee shall keep the Cars free from any liens or encumbrances  created by or through Sublessee.

     24. Defaults and Remedies.  If (a) Sublessee defaults in the payment of any sum of money to be paid under this Sublease and such default continues five days after  written  notice to Sublessee of such default,  or (b) Sublessee  fails to perform any covenant or condition  required to be performed by Sublessee,  which failure shall not be remedied  within ten days after written  notice  thereof by
Sublessor to Sublessee or (c) Sublessee shall  dissolve,  make or commit any act of bankruptcy or if any proceeding under any bankruptcy or insolvency statute or any laws  relating to relief of debtors is commenced by Sublessee or if any such proceeding is commenced  against  Sublessee and same shall not have been stayed, vacated,  removed  or  dismissed  within 60 days  after  the date of the  filing thereof or (d) a receiver,  trustee or  liquidator is appointed for Sublessee or for all or a substantial part of Sublessee's assets with Sublessee's consent or, if without Sublessee's  consent,  the same shall not have been stayed,  vacated, removed or dismissed within 60 days after the date of the appointment thereof or if a writ of  attachment  or  execution  is  levied  on any Car as a result of a judgment  against  Sublessee  and the same is not stayed,  vacated or discharged within 30 days  thereafter,  or (e) Sublessee fails to keep all of the Cars free from any lien or encumbrance  arising by, through or under it which may encumber or  otherwise  affect  title to any Car,  and  within  20 days  after  Sublessee receives  written  notice of any such  lien or  encumbrance,  Sublessee  has not discharged such lien or  encumbrance,  Sublessor may exercise one or more of the following remedies with respect to the Cars:

     1.   Immediately terminate this Sublease and Sublessee's rights hereunder;

     2.   Require  Sublessee  to return  the Cars to  Sublessor  at  Sublessee's expense,  and if  Sublessee  fails to so  comply,  Sublessor  may take possession  of such Cars  without  demand or notice and without  court order  or legal  process.  Sublessee  acknowledges  that it may have a right to notice of  possession  and the  taking of  possession  with a court  order or other legal  process.  Sublessee,  however,  knowingly waives any right to such notice of  possession  and the taking of such possession without court order or legal process;

     3.   Sublease the Cars to such persons, at such rental, and for such period of time as Sublessor  shall elect.  Sublessor shall apply the proceeds from such leasing,  less all costs and expenses reasonably incurred in the  recovery,  repair  (if such  repairs  are  otherwise  Sublessee's obligation  under this  Sublease),  storage  and renting of such Cars, toward the payment of  Sublessee's  obligations  hereunder.  Sublessee shall remain liable for any deficiency,  which, at Sublessor's option, shall be paid monthly as suffered or immediately, or at the end of the
          Sublease term as damages for Sublessee's default;

     4.   Bring legal  action to recover all rent or other  amounts then accrued
          or  thereafter   accruing  from  Sublessee  to  Sublessor   under  any
          provisions hereunder;

     5.   Pursue any other remedy which Sublessor may have.

Each of the foregoing  remedies is cumulative and may be enforced  separately or concurrently,  and in  addition  to any  other  remedy  referred  to  herein  or otherwise  available  to  Sublessor  in law or equity,  and action upon one such remedy  shall not be deemed to  constitute  an  election  or waiver of the other remedies or rights of action.  Any  repossession or sale of any Car by Sublessor shall not bar an action for a deficiency as herein  provided and the bringing of an action or entering of a judgment against  Sublessee shall not bar Sublessor's right to repossess  any or all of the Cars.  In the event of default,  Sublessee shall pay to Sublessor upon demand all costs and expenses,  including reasonable attorneys'  fee  expended  by  Sublessor  in the  enforcement  of its rights and remedies  hereunder,  and  Sublessee  shall pay  interest on any amount owing to
Sublessor  from the time such amount  becomes due  hereunder at a rate per annum equal to one and  one-half  percentage  points  (1.5%)  above the prime  rate of
JPMorgan Chase Bank N.A. (or its successor),  such rate to be reduced,  however, to the extent it exceeds  the  maximum  rate  permitted  by  applicable  law. In addition,  Sublessee  shall,  without expense to Sublessor,  assist Sublessor in repossessing the Cars.

If Sublessee fails to perform any of its obligations  hereunder,  Sublessor,  at
Sublessee's  expense,  and  without  waiving  any  rights  it may  have  against
Sublessee for such nonperformance,  may, with prior written notice to Sublessee, itself render such  performance.  Sublessee shall reimburse  Sublessor on demand for all sums so paid by Sublessor on Sublessee's behalf,  together with interest at a rate per annum equal to one and one-half percentage points (1.5%) above the prime rate of  JPMorgan  Chase  Bank N.A.  (or its  successor),  such rate to be reduced,  however,  to the extent it  exceeds  the  maximum  rate  permitted  by applicable law.

     25. Sublessor's or Master Lessor's Right to Assign;  Subordination.  All of
Sublessee's

rights  under this  Sublease  are subject and  subordinate  to the rights of the
Master  Lessor set forth in this Section 25. All rights of Master  Lessor in the
Master  Lease  may be  assigned,  pledged,  mortgaged,  leased,  transferred  or otherwise  disposed of,  either in whole or in part,  and/or  Master  Lessor may assign, pledge,  mortgage,  lease, transfer or otherwise dispose of title to the
Cars, with or without notice to Sublessor or Sublessee. In the event of any such assignment,  pledge, mortgage, lease, transfer or other disposition,  the Master
Lease and all rights of  Sublessor  thereunder,  and all rights of  Sublessee in this  Sublease,  will be subject and  subordinate  to the terms,  covenants  and conditions of any  assignment,  pledge,  mortgage,  lease,  or other  agreements covering the Cars  heretofore  or  hereafter  created and entered into by Master
Lessor, its successors or assigns and to all of the rights of any such assignee, pledgee,  mortgagee,  lessor,  transferee  or other  holder of legal title to or security  interest in the Cars. At the request of Master Lessor or any assignee, pledgee, mortgagee,  lessor, transferee or other holder of the legal title to or security  interest  in the Cars may, if  applicable,  place on each side of each
Car, in letters not less than one inch in height,  the words "Ownership  Subject to a  Security  Lease  Filed  with the  Surface  Transportation  Board" or other appropriate words reasonably requested.  In the event that Master Lessor assigns its interest in the Master Lease, Sublessee, at the request of Sublessor,  shall execute  and  deliver  to Master  Lessor  and  Sublessor  an  Acknowledgment  of
Assignment in substantially the form attached hereto as Exhibit B.

     26. Warranties.  EXCEPT AS OTHERWISE  PROVIDED IN THIS SUBLEASE,  SUBLESSOR
MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, AS TO THE CONDITION,
MERCHANTABILITY,  FITNESS FOR PARTICULAR  PURPOSE OR ANY OTHER MATTER CONCERNING
THE  CARS.  Sublessee  shall be  solely  responsible  for  determining  that the specifications  and design of any Car are appropriate for the commodities loaded therein.

     27. Right of Inspection and Notices.  Sublessor,  Master Lessor,  or any of
their  assignees,  shall,  at any reasonable time and without  interfering  with
Sublessee's  operations,  have the right to inspect  the Cars by its  authorized representative  wherever  they may be located  for the  purpose  of  determining compliance by Sublessee  with its  obligations  hereunder.  Sublessee  shall use
commercially  reasonable  efforts  to  obtain  permission,   if  necessary,  for
Sublessor or its representative to enter upon any premises where the Cars may be located.  Sublessee shall notify  Sublessor,  in writing,  within three business days after any  attachment,  lien  (including any tax and  mechanics'  liens) or other judicial process arising by, through or under Sublessee attaches to any of the Cars.

     28.  Miscellaneous.  This  Sublease,  together  with  any and all  exhibits
attached  hereto,   constitutes  the  entire  agreement  between  Sublessor  and
Sublessee with respect to the subject matter addressed herein,  and it shall not be amended, altered or changed except by written agreement signed by the parties hereto.  No waiver of any provision of this Sublease or consent to any departure by  either  party  therefrom  shall be  effective  unless  the same  shall be in writing,  signed by both  parties  and then  such  waiver  of  consent  shall be effective  only in the  specific  instance  and for the purpose for which it was given.

          1.   Governing  Law.  This  Sublease  shall be  interpreted  under and performance

shall  be  governed  by the  laws  of the  State  of
               Illinois.

          2.   Conflict with  Interchange  Rules.  In the event the  Interchange
               Rules conflict with any provision of this Sublease, this Sublease shall govern.

          3.   Exhibits. All exhibits attached hereto are incorporated herein by this reference.

          4.   Payments.  All payments to be made under this  Sublease  shall be made at the address set forth in Section 4.

          5.   Severability.  If any term or provision  of this  Sublease or the
               application   thereof  shall,  to  any  extent,   be  invalid  or
               unenforceable,  such  invalidity  or  unenforceability  shall not affect or render invalid or unenforceable  any other provision of this  Sublease,  and this Sublease shall be valid and enforced to the fullest extent permitted by law.

          6.   Headings.  The  headings  that have been  used to  designate  the various  Sections and Articles  hereof are solely for convenience in reading and ease of  reference  and shall not be  construed in
               any  event  or  manner  as   interpretative   or   limiting   the
               interpretation of the same.

          7.   Governmental  Laws.  Sublessor shall use commercially  reasonable efforts to cause  Master  Lessor to comply with all  governmental laws, rules, regulations,  requirements and the Interchange Rules
               (herein collectively  referred to as the "Rules") with respect to the  repair  and  maintenance  of the Cars and any part  thereof.
               Sublessee  shall  comply with all Rules with  respect to the use, operation  and  maintenance  of any  interior  lading  protective devices,  special interior linings or removable parts. Sublessee, at its expense,  shall further comply with the Rules in the event such  Rules  require a change  or  replacement  of such  devices, linings or parts.

          8.   Survival.  All  indemnities  contained  in  this  Sublease  shall
               survive  the  termination   hereof,  but  only  with  respect  to
               indemnified  claims that accrue with respect to events  occurring prior to the expiration or earlier  termination of this Sublease.
               In addition, the obligation to pay any deficiency, as well as the obligation for any and all other payments hereunder shall survive the  termination  of  this  Sublease  or the  Sublease  contained herein.

     29. Addressing of Notices. All notices and other communications required or permitted by this Agreement shall be in writing and deemed given to a party when
(a) delivered by hand or by nationally recognized overnight courier service; (b)
sent  by  facsimile  with  confirmation

of transmission by the  transmitting  equipment;  or (c) received or rejected by the addressee if sent by certified mail, return receipt requested,  in each case
(a) - (c) to the  following  addresses  or  facsimile  numbers and marked to the attention  of the person (by name or title)  designated  below (or to such other address,  facsimile  number, or person as a party may designate by notice to the other party):

Sublessor to Sublessee                          Sublessee to Sublessor:

TO:   Southwest Iowa Renewable Energy, LLC      Bunge North America, Inc.
      2101 42nd Avenue                          11720 Borman Drive
      Council Bluffs, Iowa 51501                St. Louis, Missouri 63146-1000
      Fax No. (712) 366-0394                    Fax No. (314) 292-4276

ATTN: Mark Drake                                ATTN: Darrell R. Wallace
                                                Vice President -- Transportation

     30.  Administration  of  Sublease.  Sublessee  agrees to make  available to
Sublessor  information  concerning the movement of the Cars reasonably  required for the efficient administration of this Sublease. Sublessee agrees to cooperate with Sublessor for the purpose of complying with any reasonable  requirements of any lender, the Surface  Transportation  Board or the provisions of Article 9 of the Uniform Commercial Code provided such cooperation does not materially affect the rights, obligations or liabilities of Sublessee hereunder.

     31.  Recordation  of Lease.  If  Sublessor  or Master  Lessor  elect or are required to record a  memorandum  of this lease with the Surface  Transportation
Board, then Sublessee will cooperate with the preparation, execution, and filing of such memorandum.

     32.  Potential  Conversion  of Master  Lease.  Sublessor  may,  at its sole discretion,  convert the Master Lease to either a net lease or direct  purchase.
In such event, Sublessor and Sublessee shall negotiate appropriate modifications to this Sublease or a direct lease of the Cars, as applicable, provided however, such conversion shall not affect  Sublessor's  obligation to furnish the Cars to
Sublessee hereunder on terms at least as favorable to Sublessee as hereunder nor shall Sublessee be obligated to accept any  modifications  to this Sublease or a direct  lease on terms less  favorable  to  Sublessee  than the terms  contained herein.

                         [signatures on following page]

     IN WITNESS  WHEREOF,  the parties hereto have caused this  instrument to be executed and delivered as of the day and year first above written.

Sublessor:                             Sublessee:

                                       SOUTHWEST IOWA RENEWABLE
BUNGE NORTH AMERICA, INC.              ENERGY, LLC

By:  /s/ Bailey Ragan                  By: /s/ Mark Drake
     ------------------------------       --------------------------------------

Title:  Vice President                 Title: President and CEO
        ---------------------------          -----------------------------------

*THE PORTIONS OF THIS RIDER NO: 001 WHICH ARE MARKED WITH AN ASTERISK HAVE BEEN
OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                   Rider No: 001 to Railcar Sublease Agreement

     It is hereby  agreed as of June 25, 2007 that this Rider shall  become part of the Railcar Sublease  Agreement,  dated as of June 25, 2007 (the "Sublease"), between Bunge North  America,  Inc.  ("Sublessor")  and Southwest Iowa Renewable
Energy, LLC ("Sublessee"), and that the Cars described herein shall be placed in
Sublessee's service, subject to the following terms and conditions:

Capitalized  Terms. All capitalized terms defined in the Sublease shall have the meanings  defined  therein  when used in this Rider No. 001 except that the term
"Cars" as used herein shall only refer to the railcars described in this Rider.

Number of Cars:  Three hundred (300).

Description:  6,351 cu. ft.  covered  hopper cars with gravity  outlet gates and with 286,000 pound gross load weight capacity.

Car Initials and Numbers:  See Exhibit A attached hereto.

Sublease  Rental  Rate:  $*  per  Car  per  month,  subject  to the  following provisions:
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     (a)  This  Sublease  Rental  Rate will be  adjusted by any amounts by which
          Sublessor's  rental rate under the Master  Lease (the  "Master  Rental
          Rate") is adjusted, in accordance with the following provisions:

          (i)  The Master Rental Rate is subject to adjustment  for any increase in * implicit in the unit sales  price  agreed by  Sublessor  and
               Master  Lessor as  follows:  For each $*  increase in * costs (or fraction  thereof),  the  Master  Rental  Rate and this  Sublease
               Rental Rate shall be increased $* (or pro rata portion thereof).
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
          (ii) The Master Rental Rate is subject to adjustment for any change in the  yield to  maturity  of * as of the date of  delivery  of the initial car under Rider Five to the Master Lease as follows:  For each * basis point change (or fraction  thereof) in such yield to maturity,  the Master Rental Rate and this  Sublease  Rental Rate shall be adjusted $* (or pro rata portion thereof).
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     (b)  If  Sublessor  and/or  Master  Lessor are  required to modify a Car in accordance  with Section 19 of the Sublease,  then the Sublease Rental
          Rate will increase by $* for each $* cost incurred by Sublessor and/or
          Master Lessor in the course of making

          modifications.
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     (c)  In accordance with Section 20 of the Sublease, in the event that a Car travels  more than * miles (empty and loaded) in  Sublessee's  service during any calendar  year,  Sublessee  shall pay Sublessor $* per mile for each mile over * traveled by such Car.
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Impact  Damage:  Impact  damage  resulting  from  striking the car with hammers, lances,  sledges, or other such mechanical device shall not be considered normal wear and tear to the extent such damage  results in (a)  cracks,  punctures,  or tears of the steel  sheet,  or (b) dents to the steel sheet  exceeding  one inch
(1") in depth,  or (c) penetration of the exterior paint film exposing the steel sheet to the elements;  all of the preceding enumerated items shall collectively be defined as "Sublessee Responsibility Damage". Sublessee Responsibility Damage
shall be  repaired  at  Sublessee's  expense  by means of  straightening  dents, welding any cracks,  patching punctures or tears, and spot painting any repaired or exposed surfaces.

Weiqht Limitation:  Sublessee shall not exceed the weight limitations prescribed for operation of cars in unrestricted interchange service as set forth under AAR
Interchange Rule 70 without Sublessor's prior written consent.

Minimum  Rental  Period:  The  minimum  rental  period  for the  Cars  subleased hereunder  shall be 120  months,  and the Cars  shall  continue  under  sublease thereafter for  successive  one (1) month terms,  at the same rate and under the same conditions,  unless notice, in writing,  requesting  cancellation  shall be given by either party to the other at least 30 days prior to  expiration  of the initial term or any successive term for Cars covered by this Rider.  Thereafter, this Rider shall  terminate  automatically  upon the date of release of the last
Car covered by this Rider.

Miscellaneous:  The  parties  acknowledge  that all of the Cars to be  subleased under this Rider are being built and will be delivered to Sublessee's service as released from the manufacturer.

                         [signatures on following page]

     IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this Rider to be executed and delivered as of the day and year first above written.

Sublessor:                             Sublessee:

                                       SOUTHWEST IOWA RENEWABLE
BUNGE NORTH AMERICA, INC.              ENERGY, LLC

By:  /s/ Bailey Ragan                  By: /s/ Mark Drake
     ------------------------------       --------------------------------------

Title:  Vice President                 Title: President and CEO
        ---------------------------          -----------------------------------

*THE PORTIONS OF THIS RIDER NO: 002 WHICH ARE MARKED WITH AN ASTERISK HAVE BEEN
OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                   Rider No: 002 to Railcar Sublease Agreement

     It is hereby  agreed as of June 25, 2007 that this Rider shall  become part of the Railcar Sublease  Agreement,  dated as of June 25, 2007 (the "Sublease"), between Bunge North  America,  Inc.  ("Sublessor")  and Southwest Iowa Renewable
Energy, LLC ("Sublessee"), and that the Cars described herein shall be placed in
Sublessee's service, subject to the following terms and conditions:

Capitalized  Terms. All capitalized terms defined in the Sublease shall have the meanings  defined  therein  when used in this Rider No. 002 except that the term
"Cars" as used herein shall only refer to the railcars described in this Rider.

Number of Cars:  Three hundred twenty-five (325).

Description:  30,145  gallon  tank  cars,  equipped  with 2" x 1" top  unloading capability.

Commodity:  Ethanol.

Car Initials and Numbers:  See Exhibit A attached hereto.

Rental Rate:      $* per Car per month, subject to the following provisions:
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     (a)  This  Sublease  Rental  Rate will be  adjusted by any amounts by which
          Sublessor's  rental rate under the Master  Lease (the  "Master  Rental
          Rate") is adjusted, in accordance with the following provisions:

          (i)  The Master Rental Rate is subject to adjustment  for any increase in * implicit in the unit sales  price  agreed by  Sublessor  and
               Master  Lessor as  follows:  For each $*  increase in * costs (or fraction  thereof),  the  Master  Rental  Rate and this  Sublease
               Rental Rate shall be increased $* (or pro rata portion thereof).
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          (ii) The Master Rental Rate is subject to adjustment for any change in the  yield to  maturity  of * as of the date of  delivery  of the initial car under Rider Five to the Master Lease as follows:  For each * basis point change (or fraction  thereof) in such yield to maturity,  the Master Rental Rate and this  Sublease  Rental Rate shall be adjusted $* (or pro rata portion thereof).
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     (d)  If  Sublessor  and/or  Master  Lessor are  required to modify a Car in accordance  with Section 19 of the Sublease,  then the Sublease Rental
          Rate will increase by $* for each $* cost incurred by Sublessor and/or
          Master Lessor in the course of making

          modifications.
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     (e)  In accordance with Section 20 of the Sublease, in the event that a Car travels  more than  *  miles  (empty and  loaded) in  Sublessee's service during any calendar year,  Sublessee shall pay Sublessor $*
          per mile for each mile over * traveled by such Car.
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Weiqht Limitation:  Sublessee shall not exceed the weight limitations prescribed for operation of cars in unrestricted interchange service as set forth under AAR
Interchange Rule 70 without Sublessor's prior written consent.

Minimum  Rental  Period:  The  minimum  rental  period  for the  Cars  subleased hereunder  shall be 120  months,  and the Cars  shall  continue  under  sublease thereafter for  successive  one (1) month terms,  at the same rate and under the same conditions,  unless notice, in writing,  requesting  cancellation  shall be given by either party to the other at least 30 days prior to  expiration  of the initial term or any successive term for Cars covered by this Rider.  Thereafter, this Rider shall  terminate  automatically  upon the date of release of the last
Car covered by this Rider.

Miscellaneous:  The  parties  acknowledge  that all of the Cars to be  subleased under this Rider are being built and will be delivered to Sublessee's service as released from the manufacturer.

                         [signatures on following page]

     IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this Rider to be executed and delivered as of the day and year first above written.

Sublessor:                             Sublessee:

                                       SOUTHWEST IOWA RENEWABLE
BUNGE NORTH AMERICA, INC.              ENERGY, LLC

By:  /s/ Bailey Ragan                  By:  /s/ Mark Drake
     ------------------------------       --------------------------------------

Title:  Vice President                 Title:   President and CEO
        ---------------------------          -----------------------------------

                                    EXHIBIT A
                    CERTIFICATE OF ACCEPTANCE OF RAILROAD CAR

     This  Certificate  relates to the railroad  cars listed below  subleased by
Bunge North  America,  Inc. to  Southwest  Iowa  Renewable  Energy,  LLC under a
Sublease  for ____  railroad  cars dated ____ into  which  this  certificate  is incorporated (by Article 3 thereof).

Railcar Numbers

     Sublessee hereby certifies that the railcars listed above were delivered to and received by  Sublessee,  determined to be  acceptable  under the  applicable standards  (set  forth in  Section  3 of the  Sublease);  and  Sublessee  hereby certifies its acceptance of the railcars as of____________________

SUBLESSEE:SIRE
BY:TITLE: